UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 17, 2006

NeoPharm, Inc.

(Exact name of registrant as specified in charter)

Delaware	33-905163	51-0327886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 Lakeside Drive, Waukegan, IL

60085

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(847) 887-0800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 1.01  Entry Into a Material Agreement

On January 17, 2006, NeoPharm, Inc. (the “Company”) and Mr. Timothy P. Walbert agreed to the terms under which Mr. Walbert will be employed as the Company’s Executive Vice President Commercial Operations effective as of January 17, 2006 (the “Terms of Employment”).

In accordance with the Terms of Employment, Mr. Walbert (also referred to herein as the “Executive”) will receive a base salary of $240,000.  In addition, Mr. Walbert received a sign-on bonus of $50,000.  Mr. Walbert will also be eligible to receive an Annual Bonus based on a percentage of his Base Salary and the achievement of certain yet to be specified milestones.

The Company has granted the Executive options pursuant to the Company’s 1998 Equity Incentive Plan (the “Option Plan”), as amended, to purchase 75,000 shares of the Company’s common stock (the “Options”) at an option exercise price equal to the Fair Market Value as of the Date of Grant, as determined under the Option Plan.  The Options will vest in four equal installments of 18,750 shares each on the first four anniversaries of the Date of Grant.

In the event of a termination of employment without cause after six months of employment, or within 12 months after a Change of Control as defined in the Option Plan, the Executive would be entitled to continuance of his base salary for a period of six months.

Additional benefits to be provided to Mr. Walbert include a $500 per month car allowance, four weeks vacation, participation in the Company’s 401(k) Plan and under the Company’s disability coverage.  In addition, Mr. Walbert will be eligible to participate in the Company’s life and health insurance and other employee benefit programs on the same basis as other employees.

The foregoing summary of certain provisions of the Terms of Employment is qualified in its entirety by reference to the text of the Terms of Employment which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Relationship         Prior to his employment as Executive Vice President Commercial Operations, Mr. Walbert has had no relationship with the Company.

A copy of the Press Release issued by the Company on January 18, 2006 announcing the appointment of Mr. Walbert is attached as Exhibit 99.1 to this current report on Form 8-K.  The information contained in Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

(c)           Exhibits

10.1         Terms of Employment for Timothy P. Walbert

99.1         Press Release dated January 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer
(Chief Accounting Officer and
Principal Financial Officer)

Date:                       January 19, 2006

INDEX TO EXHIBITS

10.1         Terms of Employment for Timothy P. Walbert

99.1         Press Release, dated January 18, 2006.